Business Transactions	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Disclosure of detailed information about business combination [abstract]
Business Transactions	BUSINESS TRANSACTIONS
Agua Rica-Alumbrera Integration ("MARA Project")

On March 7, 2019, Yamana, Glencore International AG (“Glencore”) and Goldcorp Inc., now Newmont Corporation (“Newmont”) (collectively “the Parties”) entered into a definitive Integration Agreement with the purpose of seeking to integrate the Agua Rica project with the Alumbrera mine, plant and infrastructure (the “Integration Project”) through an Integration Transaction.

On December 17, 2020, the Parties announced the completion of the Integration Transaction, with the Integration Project to be known as the MARA Project. Under the MARA Project, Agua Rica will be developed and operated using the existing infrastructure and facilities from the Alumbrera mine, approximately 35 kilometres away.

The Integration Transaction resulted in Yamana relinquishing a non-controlling interest in Agua Rica for an increased interest in Alumbrera. The below sets out the ownership percentages before and after the completion of the Integration Transaction:

	Before Transaction		After Transaction
	Alumbrera (i)	Agua Rica	MARA Project
Yamana	12.50%	100.00%	56.25%
Glencore	50.00%	—%	25.00%
Newmont	37.50%	—%	18.75%
	100.00%	100.00%	100.00%
(i)Although Yamana’s investment in Alumbrera was less than 20% of the issued and outstanding shares, after consideration of other relevant factors including the proportion of seats on Alumbrera’s board assigned to Yamana, the nature of the business decisions that required unanimous consent of the directors, and Yamana’s ability to influence the operating, strategic and financing decisions concerning Alumbrera; the Company determined that it had significant influence over Alumbrera, and therefore, accounted for Alumbrera as an investment in associate using the equity method.

Upon closing of the Integration Transaction, the Company acquired an additional 43.75% interest in Alumbrera. As a result, the Company’s equity interest in Alumbrera increased from 12.50% to 56.25%. The consideration paid for the additional interest in Alumbrera was a 43.75% interest in Agua Rica, taking the Company’s interest in Agua Rica down to 56.25%. The Company determined that it controlled the MARA Project through its 56.25% voting interest, and therefore, in accounting for the Integration Transaction the Company was required to consolidate Alumbrera, and recognize the non-controlling interests in both Agua Rica and Alumbrera.

The set of activities and assets acquired in the acquisition of Alumbrera included inputs such as plant and other infrastructure assets and limited mineral resources, but did not include an organized workforce. Alumbrera had no outputs at the acquisition date as mining ceased in the third quarter of 2018 at the end of the mine life. Given the absence of an organized workforce, the Company determined that no substantive processes had been acquired and therefore, Alumbrera did not meet the definition of a ‘business’ in IFRS, and the acquisition was accounted for as an acquisition of assets and liabilities.

IFRS requires a cost-based approach to be applied in accounting for an asset acquisition. The Integration Transaction was a non-monetary exchange of assets, with the consideration paid for the additional interest in Alumbrera being a 43.75% interest relinquished in Agua Rica. The acquisition cost was measured based on the fair value of the Alumbrera assets and liabilities as it was determined that the fair value of these assets and liabilities was more clearly evident than the fair value of the interest being given up in Agua Rica. The net fair value of the Alumbrera assets acquired and liabilities assumed was estimated to be $787.9 million. (The net fair value of Alumbrera on a 100% basis was estimated to be $900.5 million).

Prior to the Integration Transaction, Yamana’s existing 12.5% interest in Alumbrera was carried at nil due to previous impairment write downs largely associated with the Alumbrera mine coming to the end of its life. The Company assessed whether the potential Integration Transaction was an indicator of impairment reversal for the equity accounted investment given the integration of the Alumbrera assets with the Agua Rica assets would have a favourable effect on and increase the estimated service potential of the underlying Alumbrera assets. However, the Company concluded that there was no indicator of impairment reversal as there was no certainty that the value of Alumbrera had changed until the Integration Transaction was completed, at which point in time the equity investment in Alumbrera, which had been historically impaired, was derecognized.

In accounting for the Company's existing 12.5% interest in the Integration Transaction, the interest was accounted for at its carrying amount of nil (and not remeasured to fair value) in line with the Company’s accounting policy whereby existing interests are not remeasured when accounting for an asset acquisition.

The Company recognizes non-controlling interests that arise in an asset acquisition either at fair value or at the non-controlling interests’ proportionate share of the acquired entity’s net identifiable assets. This decision is made on an acquisition-by-acquisition basis. For the non-controlling interests in the MARA Project, the Company elected to recognize the non-controlling interests at the non-controlling interests' proportionate share of the acquired entity's net identifiable assets..

The net book value of Agua Rica immediately before the Integration Transaction was $889.3 million.

Upon completion of the Integration Transaction, the book value of the MARA Project was $1,677.2 million, of which $889.3 million was attributable to Yamana, and $787.9 million attributable to the non-controlling interests.

The Company acquired cash and cash equivalents of $222.5 million in the acquisition of Alumbrera.

Fair Value Measurement

The Company obtained independent valuations for the property, plant and equipment and mineral resources of Alumbrera, and management's assessment of fair value of such assets took into account the independent valuations obtained. Different approaches were used in valuing the different asset groups. Where the fair value of an asset was able to be determined by reference to market-based evidence, such as sales of comparable assets, the fair value was determined using this information. Where fair value of the asset was not able to be reliably determined using market-based evidence, discounted cash flows or optimized depreciated replacement cost was used to determine fair value.
The valuation techniques used for measuring the fair value of the material non-cash assets acquired were as follows.

Assets acquired	Fair value at December 17, 2020 (100%)	Fair value measurement category	Valuation technique
Property, plant and equipment	$696.7	Level 3	Cost technique: The valuation model considers market prices for similar items when they are available, and depreciated replacement cost when appropriate. Depreciated replacement cost reflects adjustments for physical deterioration as well as functional and economic obsolescence.
Mineral resources	$72.0	Level 3
Market comparison technique: The valuation model considers observed transaction multiples using transactions of majority interests in development stage copper projects in North and South America over the past 10 years. In arriving at a selected multiple, appropriate adjustments were made to take into account the availability of existing infrastructure relative to comparable transactions, while being cognizant of the initial capital costs that will still need to be incurred.

Environmental rehabilitation provision	$(85.7)	Level 3	Present-value technique using the entity’s own data about the future cash outflows to be paid to fulfil the obligation and other inputs including the credit adjusted risk-free interest rate.

The Company believes the methodologies and estimates used to determine fair value are similar to what a market participant would use in similar circumstances.
Leagold Mining Corporation and Equinox Gold Corp. merger, and subsequent sale of Equinox Units

On May 24, 2018, Yamana completed the disposal of its 53.6% controlling interest in Brio Gold to Leagold Mining Corporation ("Leagold"). Pursuant to the terms of the sale, the Company received 20.5% of Leagold's issued and outstanding shares. The Company concluded that it had significant influence over Leagold, and therefore, the investment in Leagold was accounted for as an investment in an associate using the equity method.

On December 16, 2019, Leagold and Equinox Gold Corp. ("Equinox") jointly announced that the companies had entered into a definitive agreement to combine in an at-market merger. On March 10, 2020, the companies announced that the merger had been completed. The combined company continues as Equinox Gold under the ticker symbol “EQX” on both the Toronto Stock Exchange and the New York Stock Exchange.

Pursuant to the transaction, Leagold shareholders received 0.331 of an Equinox share for each Leagold share held. This resulted in Yamana owning approximately 9% of the combined company at the date of the completion of the merger.

Yamana concluded that, as a result of its reduced shareholding, it no longer had significant influence in the investee, and therefore, discontinued accounting for the investment using the equity method from the date of the completion of the merger. Yamana recorded a gain on discontinuation of the equity method of $21.3 million, which is included in other operating expenses, net in the consolidated statement of operations for the year ended December 31, 2020. The gain was calculated as the difference between the fair value of Yamana's retained interest (in the form of Equinox shares) and the carrying amount of the investment in Leagold at the date the equity method was discontinued, adjusted for the loss previously recognized in other comprehensive income that was reclassified to profit or loss on discontinuation of the equity method. The investment in Equinox is accounted for as a financial asset at FVOCI.

On April 13, 2020 Yamana announced it had entered into an agreement with Stifel GMP and Cormark Securities Inc. (collectively, the “Dealers”) to sell 12,000,000 units (each, a “Unit”) at a price of C$10.00 per Unit for gross proceeds to Yamana of $85.2 million (C$120.0 million) (the “Sale Transaction"). Each Unit consisted of one (1) common share of Equinox owned by Yamana and one-half (0.5) of a common share purchase warrant of Yamana (each whole warrant a “Warrant”). Each Warrant entitles the holder thereof to acquire one (1) additional common share of Equinox owned by Yamana (a “Warrant Share”) at an exercise price of C$13.50 for a term of 9 months from the date of issue. The Sale Transaction closed on April 15, 2020.

During the third quarter of 2020, Yamana disposed of 1,200,000 Equinox shares for proceeds of approximately $15.6 million (C$20.5 million).

As at December 31, 2020, Yamana held 6,000,000 Equinox shares, representing approximately 2.5% of the issued and outstanding Equinox shares, on a non-diluted basis.
Subsequent to year end, 405,000 of the 6,000,000 outstanding purchase warrants to acquire Equinox common shares held by Yamana were exercised and the same number of shares disposed of at the exercise price of C$13.50, for total proceeds of $4.2 million (C$5.5 million). The remainder of the purchase warrants expired on January 15, 2021.
Sale of the Royalty Portfolio

On February 23, 2020, the Company announced that it had entered into a definitive purchase agreement (the “Purchase Agreement”) to sell a portfolio of royalty interests and the contingent payment to be received upon declaration of commercial production at the Deep Carbonates Project (“DCP”) at the Gualcamayo gold mine (together, the “Royalty Portfolio”) to Guerrero Ventures Inc. (TSX-V:GV) (“Guerrero”).

The assets in the Royalty Portfolio being sold pursuant to the transaction were:
•A 1% net smelter return royalty (“NSR”) on gold production and 2% NSR on base metals from the Riacho dos Machados (“RDM”) gold mine operating in Minas Gerais, Brazil;
•A 2% NSR on oxide gold production from the Gualcamayo gold mine operating in San Juan, Argentina, once the operation produces approximately 275,000 ounces from January 1, 2020;
•A 1.5% NSR on production from the DCP at the Gualcamayo gold mine;
•A $30.0 million cash payment receivable upon declaration of commercial production at the DCP at the Gualcamayo gold mine; and
•A 2% NSR on production from the Suruca project in Goiás, Brazil.

On May 25, 2020, Guerrero announced that it had formally changed its corporate name to Nomad Royalty Company Ltd. (“Nomad”).

On May 27, 2020, the transaction was completed and Yamana received $64.2 million in consideration as follows:
•$10.0 million in cash;
•$10.8 million, being the fair value of the $10.0 million deferred cash payment. The deferred cash payment is measured at fair value due to the convertible nature of the financial instrument. Pursuant to the terms in the Deferred Payment Agreement, Yamana will receive interest on the deferred cash payment of 3% calculated and payable on a quarterly basis, and the deferred cash payment may be converted at any time, in whole or in part, by Yamana into shares of Nomad at C$0.90 per share. The deferred cash payment will be due for payment in full at the end of two years. However, Nomad may pay the deferred cash payment in full at the end of one year, subject to additional payment by Nomad equal to 5% of the deferred cash payment, and the right of Yamana to convert the deferred cash payment into shares of Nomad at a price of C$0.90 per share. The instrument creating the deferred cash payment can be transferred at any time. The deferred cash payment is accounted for as a financial asset at fair value through profit or loss; and
•$43.4 million in Nomad common shares at a price of C$0.90 per share, representing approximately 13% of Nomad's issued and outstanding shares. These shares were subject to a lockup period of six months.

In conjunction with the acquisition of Yamana’s Royalty Portfolio, Guerrero also entered into an agreement to acquire a portfolio of precious metals royalty, stream and gold loan assets from funds related to Orion Resource Partners (USA) LP (collectively, “Orion”) for total consideration of $268.0 million.

The purchase price payable to Orion was satisfied through the issuance of $268.0 million in Nomad common shares at a price of C$0.90 per share, representing approximately 77% of Nomad's issued and outstanding shares. These shares are subject to a lockup period of 12 months.

On May 29, 2020, Nomad's shares commenced trading on the TSX under the ticker symbol "NSR".

On December 11, 2020, Yamana disposed of 22,750,000 Nomad shares through a secondary offering at a price of C$1.10 per share for total gross proceeds of approximately $19.7 million (C$25.0 million).

As at December 31, 2020, Yamana held 43,750,000 Nomad shares, representing approximately 7.75% of the issued and outstanding Nomad shares on a non-diluted basis (approximately 10% on a partially-diluted basis).

As Yamana is represented on Nomad's board of directors, the Company concluded that it has significant influence over Nomad, and the investment in Nomad has been accounted for as an investment in associate using the equity method.
Suyai Option Agreement

On April 28, 2020, Yamana announced that it had entered into a definitive option agreement (the “Option Agreement”) pursuant to which, it has granted Argentina based Consultores Asset Management S.A. (“CAM”) the right and option to acquire up to a maximum 40% interest in the legal entity that directly holds the Suyai Project, an advanced stage exploration gold project located in Chubut Province, in southern Argentina.
The exercise of the option granted is subject to CAM fulfilling certain obligations and achieving certain milestones, and by paying $31.6 million in various installments plus all of their proportionate expenses during the earn in periods. CAM’s obligations primarily relate to the performance of environmental, social and governance matters and, in particular, leading the permitting efforts aimed to advance the project through its different stages of development. CAM has the right to acquire a 35% legal interest by the end of the first earn in period, which ends on December 31, 2024, and a further 5% legal interest within five years of the satisfaction of the 35% interest.

Yamana received an upfront payment of $2.0 million from CAM to secure the option, which has been accounted for as a financial liability at fair value through profit or loss.
Investment in Monarch Gold Corporation

In June 2020, pursuant to a private placement offer by Monarch Gold Corporation ("Monarch") (TSX: MQR), Yamana subscribed for $3.1 million (C$4.2 million) worth of units of Monarch at a price of C$0.24 per unit and was issued 17,500,000 common shares of Monarch, along with 8,750,000 warrants. Each warrant entitles Yamana to purchase one common share of Monarch at a price of C$0.29 until June 10, 2023.

As Yamana’s shareholding is above 5%, the Company is entitled to name a representative to Monarch’s Board of Directors. As Yamana will be represented on Monarch's board of directors, the Company concluded that it has significant influence over Monarch, and the investment has been accounted for as an investment in associate using the equity method.

Yamana acquired additional shares in Monarch during the third quarter of 2020, increasing the Company's shareholding from 6% to 7.1% of Monarch's issued and outstanding shares.

On November 2, 2020, Yamana announced that it had entered into a definitive agreement (the “Agreement”) with Monarch whereby Yamana would acquire the Wasamac property and the Camflo property and mill (the “Acquisition Properties”) through the acquisition of all of the outstanding shares of Monarch not owned by Yamana under a plan of arrangement. In connection with the plan of arrangement, Monarch would complete a spin-out to its shareholders, through a newly-formed company (Monarch Mining) of its other mineral properties and certain other assets and liabilities of Monarch (collectively, the “Transaction”).

On January 21, 2021, the Company announced the completion of the Transaction.

Under the terms of the Transaction, Monarch shareholders received the following consideration per Monarch share: 0.0376 of a Yamana share; C$0.192 in cash; and 0.2 of a share of the newly formed Monarch Mining. Yamana issued 11,608,195 Yamana Shares and paid approximately $46.9 million (C$59.3 million) in cash, for total consideration of approximately $107.8 million (C$136.1 million).

The Wasamac and Camflo properties will be added to Yamana's Canadian exploration portfolio.

The Company is currently evaluating whether the Transaction will be accounted for as a business combination or an asset acquisition, and will conclude in the first quarter of 2021.

Chapada

On July 5, 2019, the Company completed the sale of the Chapada mine to Lundin Mining Corporation and received total consideration of $856.2 million, net of transaction costs of $5.8 million. The consideration was comprised of $800.0 million in cash received upon closing of the transaction, $54.0 million being the fair value ascribed to the Gold Price Instrument (refer below), and $8.0 million, being the fair value ascribed to a 2% net smelter return royalty on gold production from the Suruca deposit. The Company also received the right to receive a further $100.0 million of consideration, contingent upon the construction of a pyrite roaster at Chapada. The gain on sale of Chapada was impacted by the final settlement associated with the working capital delivery of $33.0 million, as anticipated. The Company recorded a $273.1 million gain on sale, as calculated below.

The Gold Price Instrument entitled the Company to additional cash payments of up to $125.0 million based on the price of gold over the five-year period from the date of closing, as follows:
•$10.0 million per year for each year over the next 5 years where the gold price averages over $1,350/oz, up to a maximum cash payment of $50.0 million;
•An additional $10.0 million per year for each year over the next 5 years where the gold price averages over $1,400/oz, up to a maximum cash payment of $50.0 million; and
•An additional $5.0 million per year for each year over the next 5 years where the gold price averages over $1,450/oz, up to a maximum cash payment of $25.0 million.

On September 16, 2019, the Company monetized the Gold Price Instrument, selling to a third party for consideration of $65.5 million, recognizing an $11.5 million gain on sale.
Included in "Net proceeds on disposal of subsidiaries and other assets" in the Company's consolidated statement of cash flows are the proceeds received on the sale of Chapada and the $65.5 million received on the sale of the Gold Price Instrument, net of the impact of the aforementioned working capital delivery.

At April 15, 2019, the sale was considered highly probable; therefore, the assets and liabilities of Chapada were classified as assets and liabilities held for sale and presented separately under current assets and current liabilities, respectively, in the Company's balance sheet at June 30, 2019. As the consideration expected to be received in the transaction exceeded the carrying amount, no impairment was required upon reclassification.

The gain on disposal of Chapada was calculated as below:

Chapada
Total consideration including working capital adjustments (net of transaction costs)	$856.2
Net assets sold and derecognized:
Cash and cash equivalents	$43.1
Trade and other receivables	0.5
Inventories	31.4
Other assets	157.4
Property, plant and equipment	670.0
Trade and other payables	(31.9)
Income taxes payable	(18.2)
Other provisions and liabilities	(150.5)
Environmental rehabilitation provisions	(58.7)
Deferred tax liabilities	(60.0)
Net assets	$583.1
Gain on disposal (Note 10)	$273.1

The gain on disposal is included in other operating income, net in the consolidated statement of operations for the year ended December 31, 2019.

The results of Chapada up to its disposal date are included in the "Other Mines" operating segment in Note 7.